UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): February 8, 2016

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 8, 2016, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing its entry into transactions with subsidiaries of GE Oil & Gas and its affiliates (“GE”) providing for GE to repurchase the Company’s blowout-preventer systems aboard the Company’s four drillships and to perform future maintenance, certification, repair and other services for the systems. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in the press release furnished as Exhibit 99.1 to this report that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such statements include, but are not limited to, statements concerning expected results or benefits to be achieved from the contract and arrangement, timing of application to specific drilling units, expectations of future costs and performance and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall businesses and financial performances can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, regulatory initiatives and compliance with governmental regulations, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit number	Description

99.1	Press Release dated February 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2016	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 8, 2016

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